UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 1, 2023

FINANCE OF AMERICA COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400

Plano, Texas 75024

(Address of Principal Executive Offices, including Zip Code)

(877) 202-2666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2023, Incenter LLC (“Incenter”), an indirect subsidiary of Finance of America Companies Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Essent US Holdings, Inc. (the “Buyer”), and for the limited purposes described therein, Finance of America Equity Capital LLC.

Pursuant to the Securities Purchase Agreement, on the terms and subject to the conditions set forth therein, Incenter will sell one hundred percent of (i) the issued and outstanding shares of capital stock of Agents National Title Holding Company (“ANTIC”), a direct subsidiary of Incenter and an indirect subsidiary of the Company, and (ii) the issued and outstanding membership interests of Boston National Holdings LLC (“BNT”), a direct subsidiary of Incenter and an indirect subsidiary of the Company (collectively, the “Incenter Transaction”) in exchange for the payment by Buyer of a cash base purchase price of $100,000,000, which amount is subject to customary adjustments and will be paid on the closing date. The direct subsidiaries of ANTIC and BNT will also be included in the Incenter Transaction other than certain subsidiaries agreed upon in the Securities Purchase Agreement, which will be transferred out and either sold to third parties or retained by Incenter in a pre-closing restructuring.

The obligations of the parties to the Securities Purchase Agreement to consummate the Incenter Transaction are subject to the satisfaction or waiver by the applicable party of certain conditions, including, among others, the consent of the Missouri Commissioner of Insurance and California Insurance Commissioner.

The Securities Purchase Agreement contains certain termination rights for Incenter and Buyer, including the right of either Buyer or Incenter to terminate the Securities Purchase Agreement on September 1, 2023 (the “Initial Termination Date”), if the transactions contemplated thereby have not yet closed; provided, that the Initial Termination Date will automatically be extended to December 1, 2023 if all closing conditions have been satisfied as of the Initial Termination Date other than any outstanding governmental approvals or consents.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2023, the Company issued a press release announcing the Incenter Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 31, 2023, Finance of America Equity Capital LLC (the “Borrower”), a subsidiary of the Company, entered into an amendment to its revolving working capital promissory notes dated June 14, 2019 (as amended, the “Promissory Notes”) with certain funds affiliated with Blackstone Inc. and an entity controlled by Brian L. Libman, to increase the aggregate commitments for revolving borrowings thereunder from $50.0 million to $60.0 million and to extend their maturity from July 31, 2023 to October 31, 2023. The additional liquidity provides investment capital for growth initiatives and strategic opportunities currently under evaluation by the Company, as well as other general corporate purposes. The Promissory Notes, which are structured with simultaneous draw and paydown terms, are secured by certain tangible assets of the Borrower and bear interest at rate per annum equal to 6.5%.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the Incenter Transaction. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only management’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements are subject to risks, uncertainties, assumptions and other important factors. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement; the inability to complete the proposed Incenter Transaction and the risk that the proposed Incenter Transaction will not be consummated in a timely manner.

Additional factors that could cause the Company’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, originally filed with the SEC on March 15, 2022, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of February 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date: February 2, 2023	/s/ Johan Gericke
Name: Johan Gericke
Title: Chief Financial Officer